                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1997, (97-4), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                              GREEN TREE FINANCIAL CORP.




                                          BY: /s/ Phyllis A. Knight
                                              ------------------------------
                                              Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   AUGUST 1997

                          CUSIP#'S     393505-UP5, UQ3, UR1, US9, UT7, UU4, UV2
                          TRUST ACCOUNT #80-5034600
                          REMITTANCE DATE: 9/15/97


                                                                                 Total $           Per $1,000
                                                                                 Amount              Original
                                                                               -----------         ------------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                                          $7,934,344.43

(b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                   0.00

(c)   Amount Available after giving effect to withdrawal of Class M-1
      Interest Deficiency Amount and B-1 Interest Deficiency Amount for prior
      Remittance Date                                                          7,934,344.43

A.    Interest
      (2)    Aggregate Interest
             a. Class A-1 Remittance Rate (5.7438%)                                 5.7438%
             b. Class A-1 Interest                                                71,617.72        3.44315968
             c. Class A-2 Remittance Rate (6.22%)                                     6.22%
             d. Class A-2 Interest                                               388,750.00        5.18333333
             e. Class A-3 Remittance Rate (6.45%)                                     6.45%
             f. Class A-3 Interest                                               333,250.00        5.37500000
             g. Class A-4 Remittance Rate (6.65%)                                     6.65%
             h. Class A-4 Interest                                               454,416.67        5.54166667
             i. Class A-5 Remittance Rate (6.88%)                                     6.88%
             j. Class A-5 Interest                                               246,533.33        5.73333333
             k. Class A-6 Remittance Rate (7.03%)                                     7.03%
             l. Class A-6 Interest                                               317,521.67        5.85833333
             m. Class A-7 Remittance Rate (7.36%
                unless the Weighted Average
                Contract rate is less than 7.36%)                                     7.36%
             n. Class A-7 Interest                                               644,000.00        6.13333333

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                     PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                  MONTHLY REPORT
                              AUGUST 1997 - Page 2

                           CUSIP#'S   393505-UP5, UQ3, UR1, US9, UT7, UU4, UV2
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 9/15/97

                                                                Total $        Per $1,000
                                                                Amount          Original
                                                             -----------      ------------
(3) Amount applied to:
         a. Unpaid Class A Interest
               Shortfall                                             .00               .00

(4) Remaining:
         a. Unpaid Class A Interest
               Shortfall                                             .00               .00

B. Principal
   (5) Formula Principal Distribution
         Amount                                             3,921,776.64               N/A
       a. Scheduled Principal                                 547,706.24               N/A
       b. Principal Prepayments                             2,940,006.86               N/A
       c. Liquidated Contracts                                       .00               N/A
       d. Repurchases                                                .00               N/A
       e. Current Month Advanced Principal                  1,042,302.93               N/A
       f. Prior Month Advanced Principal                    (608,239.39)               N/A

   (6) Pool Scheduled Principal Balance                   510,800,307.39

  (6b) Adjusted Pool Principal Balance                    509,758,004.46      926.83273538
  (6c) Pool Factor                                            0.92683274

   (7) Unpaid Class A Principal Shortfall
       (if any) following prior Remittance date                      .00

   (8) Class A Percentage for such Remittance
       Date                                                       92.41%

   (9) Class A Percentage for the following
       Remittance Date                                            92.35%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 3

                           CUSIP#'S   393505-UP5, UQ3, UR1, US9, UT7, UU4, UV2
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 9/15/97

 (10)  Class A Principal Distribution:
       a. Class A-1                               3,921,776.64             188.54695385
       b. Class A-2                                        .00                      .00
       c. Class A-3                                        .00                      .00
       d. Class A-4                                        .00                      .00
       e. Class A-5                                        .00                      .00
       f. Class A-6                                        .00                      .00

                                                    Total $                 Per $1,000
                                                     Amount                  Original
                                                   -----------             ------------
 (11)  Class A-1 Principal Balance               10,558,004.46             507.59636827
 (11a) Class A-1 Pool Factor                         .50759637

 (12)  Class A-2 Principal Balance               75,000,000.00             1000.0000000
 (12a) Class A-2 Pool Factor                        1.00000000

 (13)  Class A-3 Principal Balance               62,000,000.00             1000.0000000
 (13a) Class A-3 Pool Factor                        1.00000000

 (14)  Class A-4 Principal Balance               82,000,000.00             1000.0000000
 (14a) Class A-4 Pool Factor                        1.00000000

 (15)  Class A-5 Principal Balance               43,000,000.00             1000.0000000
 (15a) Class A-5 Pool Factor                        1.00000000

 (16)  Class A-6 Principal Balance               54,200,000.00             1000.0000000
 (16a) Class A-6 Pool Factor                        1.00000000

 (17)  Class A-7 Principal Balance              105,000,000.00             1000.0000000
 (17a) Class A-7 Pool Factor                        1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 4

                           CUSIP#'S   393505-UP5, UQ3, UR1, US9, UT7, UU4, UV2
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 9/15/97

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

       (19)   31-59 days                            2,004,138.43             54

       (20)   60 days or more                          83,833.16              2

       (21)   Current Month Repossessions                    .00              0

       (22)   Repossession Inventory                   37,395.27              2

       (23)   Weighted Average Contract Rate             9.99202


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in June 2001)

(24)   Average Sixty-Day Delinquency Ratio Test

       (a)  Sixty-Day Delinquency Ratio for current Remittance Date        .02%

       (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; June not
            exceed 3.5%)                                                   .01%

(25)   Average Thirty-Day Delinquency Ratio Test

       (a)  Thirty-Day Delinquency Ratio for current Remittance Date       .39%

       (b)  Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; June not
            exceed 5.5%)                                                   .18%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.7438%, 6.22%, 6.45%, 6.65%, 6.88%, 7.03%, 7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 5

                          CUSIP#'S     393505-UP5, UQ3, UR1, US9, UT7, UU4, UV2
                          TRUST ACCOUNT #80-5034600
                          REMITTANCE DATE: 9/15/97

(26) Cumulative Realized Losses Test
       (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; June not exceed 5.5% from April 1, 2001 to Mar 31, 2002, 6.5% from
            April 1, 2002 to Mar.31, 2003, 8.5% from April 1, 2003 to Mar.
            31, 2004 and and 9.5% thereafter)                                 0%

(27) Current Realized Losses Test
       (a)  Current Realized Losses for current Remittance Date              .00

       (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
            arithmetic average of Pool Scheduled Principal Balances
            for third preceding Remittance and for current Remittance
            Date; June not exceed 2.25%)                                      0%

(28) Class M-1 Principal Balance Test
       (a)  The sum of Class M-1 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date)
            divided by Pool Scheduled Principal Balance as of preceding
            Remittance Date (must equal or exceed 23.25%)                 15.18%

(29) Class B Principal Balance Test
       (a)  Class B Principal Balance (before any distributions
            on current Remittance Date) as of such Remittance date
            greater than $7,437,576.00                                       .00

       (b) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater
            than 11.25%                                                    7.59%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 6

                            CUSIP#'S     393505-UW0
                            TRUST ACCOUNT #80-5034600
                            REMITTANCE DATE: 9/15/97


                                                   Total $          Per $1,000
                                                   Amount             Original
                                                 -----------        -----------
CLASS M1 CERTIFICATES
---------------------
 (30)  Amount available (including Monthly
       Servicing Fee)                           1,556,478.40

A.     Interest
 (31)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                        7.22%

       b.  Class M-1 Interest                     234,650.00         6.01666667


 (32)  Amount applied to Class M-1 Interest
        Deficiency Amount                                .00                  0

 (33)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                .00                  0

 (34)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall           .00                  0

 (35)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall           .00                  0

B.     Principal
 (36)  Formula Principal Distribution Amount             .00                N/A
       a.  Scheduled Principal                           .00                N/A
       b.  Principal Prepayments                         .00                N/A
       c.  Liquidated Contracts                          .00                N/A
       d.  Repurchases                                   .00                N/A

 (37)  Class M-1 Principal Balance             39,000,000.00      1000.00000000
(37a)  Class M-1 Pool Factor                      1.00000000


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 7

                            CUSIP#'S     393505-UX8,UY6
                            TRUST ACCOUNT #80-5034600
                            REMITTANCE DATE: 9/15/97

(38)  Class M-1 Percentage for such Remittance
      Date                                                            .00%


                                                                Total $            Per $1,000
                                                                 Amount             Original
                                                               -----------       --------------
(39)  Class M-1 Principal Distribution:
        a.     Class M-1 (current)                                     .00         0.00000000
        b.     Unpaid Class M-1 Principal Shortfall (if any)
               following prior Remittance Date                         .00

(40)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                       .00

(41)  Class M-1 Percentage for the following
      Remittance Date                                                 .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A Distribution Amount
      and Class M-1 Distribution amount (including Monthly
      Servicing Fee)                                          1,321,828.40

(2)   Class B-1 Remittance Rate (7.23% unless
      Weighted Average Contract Rate is below 7.23%)                 7.23%

(3)   Aggregate Class B1 Interest                               125,320.00         6.02500000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                            .00                .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                               .00                .00


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 8

                           CUSIP#'S     393505-UX8,UY6
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 9/15/97

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                             .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                             .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                      .00

  (8a) Class B Percentage for such Remittance Date                   .00



                                                               Total $        Per $1,000
                                                               Amount          Original
                                                           --------------    -------------
       (9)    Current Principal (Class B Percentage of
              Formula Principal Distribution Amount)                 .00

       (10a)  Class B1 Principal Shortfall                           .00

       (10b)  Unpaid Class B1 Principal Shortfall                    .00

       (11)   Class B Principal Balance                    39,000,000.00

       (12)   Class B1 Principal Balance                   20,800,000.00


Class B2 Certificates
---------------------
 (13)  Remaining Amount Available                           1,196,508.40

 (14)  Class B-2 Remittance Rate (7.73% unless Weighted
       Average Contract Rate is less than 7.73%)                   7.73%

 (15)  Aggregate Class B2 Interest                            117,238.33       6.44166667


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 9

                           CUSIP#'S     393505-UX8,UY6
                           TRUST ACCOUNT #80-5034600
                           REMITTANCE DATE: 9/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                                            .00              .00


(17)  (Remaining Unpaid Class B2 Interest Shortfall                                    .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                                         .00

(19)  Class B2 Principal Liquidation Loss Amount                                       .00

(20)  Class B2 Principal (zero until Class B1 paid down; thereafter, Class B
      Percentage of Formula Principal Distribution Amount)                             .00


(21)  Guarantee Payment                                                                .00

(22)  Class B2 Principal Balance                                             18,200,000.00



                                                                                    Total $        Per $1,000
                                                                                     Amount         Original
                                                                                   ---------      ------------
(23)  Monthly Servicing Fee (Deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial Corporation is
      not the Servicer; deducted from funds remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution Amount, Class B-1
      Distribution Amount and Class B-2 Distribution Amount; if the Company or
      Green Tree Financial Corporation
      is the Servicer)                                                            214,286.68

(24)  3% Guarantee                                                                864,983.39

(25)  Class C Residual Payment                                                           .00


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              AUGUST 1997 - Page 10

                          CUSIP#'S     393505-UX8,UY6
                          TRUST ACCOUNT #80-5034600
                          REMITTANCE DATE: 9/15/97

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

(28)  Repossessed Contracts                                .00

(29)  Repossessed Contracts Remaining
      in Inventory                                   37,395.27
